UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

Commission file number 0-27074

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-1637226
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4810 Harwood Road, San Jose, CA	95124
(Address of principal executive offices)	(Zip code)

(408) 979-6100

Registrant’s telephone number, including area code

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and Exhibits

On April 7, 2008, Secure Computing Corporation issued a press release announcing the Company’s preliminary first quarter results. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On April 7, 2008, the Company held a conference call regarding the preliminary first quarter results. A copy of the unofficial transcript of the conference call is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The conference call was broadcast live over the Internet and a replay of the call can be accessed at the Investor Relations section of the Secure Computing web site at: www.securecomputing.com.

The information furnished in this report, including the exhibits, shall not be incorporated by reference into Secure Computing’s filings with the SEC under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated April 7, 2008 issued by Secure Computing Corporation regarding preliminary first quarter results.

99.2	Unofficial transcript of Secure Computing Corporation April 7, 2008 conference call regarding preliminary first quarter results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE COMPUTING CORPORATION

Date:	April 10, 2008	By:	/s/ Timothy J. Steinkopf
Timothy J. Steinkopf,
Senior Vice President of Operations and Chief Financial Officer
(Duly authorized officer and Principal Financial Officer)